Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

SERIES 2000-A SUPPLEMENT TO THE MASTER LEASE RECEIVABLES

ASSET-BACKED FINANCING FACILITY AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SERIES 2000-A SUPPLEMENT TO THE MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY AGREEMENT (this “Amendment”), made as of September 25, 2007, is entered into by and among MARLIN LEASING CORPORATION (“MLC”), individually, and as the Servicer, MARLIN LEASING RECEIVABLES CORP. IV (“MLRC”), as the Obligors’ Agent, MARLIN LEASING RECEIVABLES IV LLC, as the Obligor, DEUTSCHE BANK AG, NEW YORK BRANCH (“DEUTSCHE BANK”), as the Agent, and WELLS FARGO BANK, N.A. (“Wells Fargo”), as the Trustee.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Supplement (as defined below).

R E C I T A L S

WHEREAS, MLC, in its capacity as the Servicer, MLRC, in its capacity as the Obligors’ Agent, and Wells Fargo, in its capacities as Trustee and Back-Up Servicer, entered into that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of December 1, 2000 (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the “Master Agreement”), which Master Agreement was amended and supplemented by the Second Amended and Restated Series 2000-A Supplement to the Master Agreement dated as of September 28, 2006 among certain of the parties hereto, (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the “Supplement”); and

WHEREAS, the parties hereto desire to amend the Supplement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.

(a)           Clause (i) of the definition of “Applicable Discount Rate” set forth in Section 2.01 of the Supplement is hereby amended and restated in its entirety to read as follows:

(i)	(v) 1.25% plus (w) the Servicing Fee of 1.00% plus (x) the Trustee’s Fee of 0.015% plus (y) the Back-Up Servicer’s Fee of 0.03% plus (z) the Increased Servicer Fee of 0.25%; and

(b)           The defined term “Fee Rate” set forth in Section 2.01 of the Supplement is hereby deleted in its entirety.

(c)           The defined term of “Termination Date” in Section 2.01 of the Supplement is hereby amended and restated in its entirety to read as follows:

“Termination Date” means the earliest to occur of: (i) March 24, 2008 or such later date as the parties (with the express written consent of the Agent) may hereafter agree in accordance with Section 4.01(i), (ii) the day designated as the Termination Date by the Obligor on sixty (60) days’ prior written notice to the Agent, (iii) the day on which the Series Controlling Party declares the occurrence of the Termination Date or on which the Termination Date automatically occurs pursuant to Section 5.01, (iv) the 90th day following the date on which the Agent has delivered a written notice to the Transferor to the effect that the most recent audit completed by the Agent or its designee of the Transferor’s origination, servicing and documentation procedures has revealed to the Agent deficiencies which it reasonably believes creates a material adverse effect on the facility and (v) a Hedge Counterparty fails to satisfy the definition thereof and is not replaced within fifteen (15) Business Days by a Person satisfying the definition thereof.

SECTION 2.  Supplement in Full Force and Effect as Amended.  Except as specifically amended hereby, all provisions of the Supplement shall remain in full force and effect. After this Amendment becomes effective, all references to “hereof,” “herein,” or words of similar effect referring to the Supplement shall be deemed to mean the Supplement as amended hereby. This Amendment shall not constitute a novation of the Supplement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Supplement other than as set forth herein.

SECTION 3.  Representations.  Each of the parties hereto represent and warrant as of the date of this Amendment as follows: (a) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized; (b) this Amendment has been duly executed and delivered by it; and (c) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

SECTION 4.  Miscellaneous.

(a)  This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)  This Amendment may not be amended or otherwise modified except as provided in the Supplement.

(d)  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)  Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)  This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MARLIN LEASING CORPORATION, in its individual capacity and as Servicer

By: __________________
Name: Lynne Wilson
Title: Senior Vice President

MARLIN LEASING RECEIVABLES CORP. IV, as the Obligors’ Agent

By: __________________
Name: Lynne Wilson
Title: Vice President

MARLIN LEASING RECEIVABLES IV, LLC, as the Obligor

By:MARLIN LEASING RECEIVABLES CORP IV, as Managing Member

By: __________________
Name: Lynne Wilson
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent

By: __________________
Name:
Title:

By: __________________
Name:
Title:

WELLS FARGO BANK, N.A., as Trustee

By: __________________
Name:
Title: